Cash and Cash Equivalents and Marketable Securities - Schedule of Marketable Securities (Detail) - USD ($) $ in Millions	Jun. 30, 2019	Dec. 31, 2018
Marketable securities
Total	$ 693	$ 1,136
Current	641	1,083
Non-current	52	53
Marketable securities [Member]
Marketable securities
Fair value through profit or loss	641	1,083
Fair value through other comprehensive income	6	8
Amortized cost	$ 46	$ 45